CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of TMP Inland Empire IV Ltd. (the “Company”) for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), we, Daniel L. Stephenson and John Fonseca of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-Q fully complies with the requirements of Section 18(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     Daniel L. Stephenson
                                                     Chief Executive Officer
                                                     November 12, 2002

                                                     /S/DANIEL L STEPHENSON
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                                                     John Fonseca
                                                     Chief Financial Officer
                                                     November 12, 2002

                                                     /S/JOHN FONSECA
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